Exhibit 99
2007 Around-the-Clock Historical Forward Prices PJM West Hub PJM NI Hub Source: OTC quotes and electronic trading systems. As Exelon becomes a more commodity-driven business, wholesale power price movements will have an increasing impact on corporate earnings. 4/19: $73.94 2/16: $61.56 4/20: $53.49 2/16: $43.80 7/6: $44.50 7/6: $62.18